AllianceBernstein
New Europe Fund

Semi-Annual Report
January 31, 2003


                               [GRAPHIC OMITTED]

                                       [LOGO]AllianceBernstein(SM)
                                            Investment Research and Management

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                        Investment Products Offered
                        ===========================
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        ===========================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


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LETTER TO SHAREHOLDERS
March 20, 2003

Dear Shareholder:
We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients -- investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

This report contains the investment results, economic and market review, and investment outlook for AllianceBernstein New Europe Fund (the "Fund") for the semi-annual reporting period ended January 31, 2003.

Investment Objective and Policies
This open-end fund seeks long-term capital appreciation through investments primarily in equity securities of companies based in Europe.

Investment Results
The following table provides performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index and the Salomon Smith Barney (SSB) PMI Growth Europe Index, for the six- and 12-month periods ended January 31, 2003. In addition, we have included the returns for the Lipper European Region Funds Average (the "Lipper Average"), which measures the Fund against a peer group of funds, for the corresponding periods.



   INVESTMENT RESULTS*
   Periods Ended January 31, 2003

                                               ===========================
                                                        RETURNS
                                               ===========================
                                               6 Months          12 Months
--------------------------------------------------------------------------
AllianceBernstein
New Europe
Fund
  Class A                                       -10.05%           -22.77%
--------------------------------------------------------------------------
  Class B                                       -10.55%           -23.48%
--------------------------------------------------------------------------
  Class C                                       -10.44%           -23.43%
--------------------------------------------------------------------------
MSCI Europe
Index                                            -8.23%           -17.67%
--------------------------------------------------------------------------
SSB PMI
Growth
Europe Index                                     -7.03%           -19.65%
--------------------------------------------------------------------------
Lipper
European
Region Funds
Average                                          -9.38%           -17.26%
--------------------------------------------------------------------------
* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares


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                                           ALLIANCEBERNSTEIN NEW EUROPE FUND o 1
   are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged SSB PMI Growth Europe Index includes all developed countries in the European region of the Global SSB Broad Market Index and reflects each company's available market capitalization weighted by its growth probability. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average for the six- and 12-month periods ended January 31, 2003, reflects performance of 182 and 176 mutual funds, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including AllianceBernstein New Europe Fund.

   Additional investment results appear on pages 6-9.


For the six- and 12-month periods ended January 31, 2003, the Fund underperformed the MSCI Europe Index and the SSB PMI Growth Europe Index. The Fund also underperformed its Lipper peer group during the corresponding periods under review.

There was little to distinguish the Fund's performance versus the indices in the six-month period ended January 31, 2003. The positive contribution from sector allocation was largely offset by weak stock selection. Above-benchmark exposure to consumer services and technology, two outperforming sectors, added to returns, while stock selection in technology and health care detracted from returns.

For the 12-month period under review, the Fund's premature overweight position in technology stocks detracted from returns. Relative to the Fund's peers, performance was undermined by the Fund's higher market capitalization and growth focus.

Economic and Market Review
Economic activity in Europe weakened substantially in the second half of 2002. Uncertainty created by escalating tensions in the Middle East undermined a fragile confidence amongst both consumers and corporate executives. In response to subsiding economic activity, central banks in Europe lowered administered rates. Despite lower interest rates, the euro continued to gain ground on the U.S. dollar. Speculators remained attracted to the relatively high nominal rates, amidst concerns about the geopolitical ambitions of the U.S. and uncertainty about economic growth.

Equity markets in Europe spent most of the six-month period under review in a state of decline, with only a brief


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2 o ALLIANCEBERNSTEIN NEW EUROPE FUND


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six-week rally in October/November providing any respite. By January 2003, equities in Europe were setting multi-year lows with indices like the Financial Times Actuaries Index in the United Kingdom back at levels last seen in 1994. In comparison, bond markets continued to rally, thereby giving bonds their best relative three-year returns versus stocks since the Great Depression.

Portfolio Performance and Activity
As always, our bottom-up stock selection process influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Activity during the period under review can best be characterized as eclectic and opportunistic. It was eclectic in the sense that there was no theme or focus that dominated the Fund's investments. It was opportunistic in the sense that price volatility remained high, and this gave us windows to initiate new ideas or scale back/eliminate existing holdings.

Against investor anxiety regarding the outlook for the consumer in Europe, we added to the Fund's exposure in this area in both discretionary and staple industries. In the retail sector, we added apparel retailer Hennes & Mauritz AB, while selling electronic retailer New Dixons Group Plc. Trends for their respective businesses appear to be going in opposite directions with strong like-for-like sales evidencing robust product strength in the former, but weakness in the latter. Moreover, Hennes is moving more aggressively to expand its geographic footprint in the U.S. Heineken NV became a new holding in the Fund during the period.

Exposure within the health care segment of the Fund was increased with the addition of three medical products companies-Alcon, Inc., Essilor International, SA and Smith & Nephew Plc. Alcon and Essilor focus on products for the eye, with the former focusing on lubricants and treatments and the latter on corrective lenses and glasses. Smith & Nephew is a global leader in orthopedics (hip and knee replacements), endoscopy and wound care.

Financial stocks, which remain the largest component of the Fund's portfolio (but below benchmark levels), witnessed a mix shift within the banking group. We built a good sized position in Standard Chartered Plc. in anticipation of a turn in their Asian consumer banking business. This has now become evident, and we remain optimistic about future growth, especially in relation to many of its European peers that are only now beginning to witness the full extent of the slowdown enveloping this area. We scaled back on Banco Bilbao Vizcaya Argentaria, SA, the leading institution in Spain, where we believe a more sluggish domestic environment will inhibit growth in 2003. Exposure to Credit Suisse Group was also meaningfully scaled back, given our perspective on the legal headwinds that the global brokerage industry is likely to face ahead. We also increased the Fund's exposure to Ireland through the addition of Allied Irish Bank Plc.


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                                           ALLIANCEBERNSTEIN NEW EUROPE FUND o 3


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The company has restructured and now offers investors a very focused and cash generative business.

The Fund's technology exposure was scaled back with the elimination of Business Objects and Infineon Technologies. Lower visibility on the direction of economic growth, particularly regarding capital spending, pushed us to lower the Fund's exposure to other spending-sensitive companies such as Atlas Copco and Sandvik. Finally, we sold the Fund's entire position in BP Plc., seeing no need to own a company that continues to fail on its exploration targets.

Investment Outlook
As we look ahead, the global economy's underlying fundamentals appear stronger than most investors seem to recognize. Gross domestic product is growing, productivity has accelerated and costs have been driven down. Meanwhile, consumer purchasing power remains strong as wage growth continues to outpace inflation. In addition, corporate profits have begun to rebound from depressed levels, and businesses have already cut back in their capital spending and inventories, setting the stage for a period of replenishment and investment. That all spells good news for the stock market.

To be sure, many risks remain; chiefly among them are the war in Iraq and the likelihood of higher oil prices. However, our bottom-up research gives us reasons to be optimistic. The precipitous drop in growth stocks in the past three years has brought down their valuations to near historical lows, and such a landscape has allowed us to build an extremely attractive growth portfolio.

Going forward, our strategy will continue to focus on keeping a combination of stable and cyclical growers, while cautiously and opportunistically increasing the level of aggressiveness of the portfolio as signs of pending improvements become more apparent. We believe this strategy gives the Fund exposure to companies that may benefit from potentially profitable trends,


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4 o ALLIANCEBERNSTEIN NEW EUROPE FUND


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while keeping a fair share of defensive holdings aimed at smoothing our ride through the current stormy markets.

We thank you for your continued interest and investment in AllianceBernstein New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,





/S/John D. Carifa
John D. Carifa
Chairman and President






/S/Stephen M. Beinhacker
Stephen M. Beinhacker
Vice President


[PHOTO]  John D. Carifa



[PHOTO]  Stephen M. Beinhacker

Stephen M. Beinhacker, Portfolio Manager, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 16 years of investment experience.

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                                           ALLIANCEBERNSTEIN NEW EUROPE FUND o 5

PERFORMANCE UPDATE


ALLIANCEBERNSTEIN NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
1/31/93 TO 1/31/03


MSCI Europe Index: $21,165
AllianceBernstein New Europe Fund Class A: $18,389
SSB PMI Growth Europe Index: $18,894


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


   AllianceBernstein            MSCI Europe               SSB PMI Growth
New Europe Fund Class A            Index                   Europe Index
--------------------------------------------------------------------------------
      $ 9,577                     $10,000                    $10,000
      $13,478                     $13,616                    $12,708
      $13,233                     $13,198                    $12,281
      $16,062                     $16,352                    $15,806
      $18,970                     $19,802                    $18,999
      $23,163                     $25,547                    $25,048
      $28,423                     $31,412                    $31,515
      $33,462                     $34,129                    $35,143
      $31,719                     $33,765                    $33,153
      $23,811                     $25,706                    $23,626
      $18,389                     $21,165                    $18,984

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein New Europe Fund Class A shares (from 1/31/93 to 1/31/03) as compared to the performance of appropriate broad-based indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets.

The unmanaged Salomon Smith Barney (SSB) PMI Growth Europe Index includes all developed countries in the European region of the Global SSB Broad Market Index, and reflects each company's available market capitalization weighted by its growth probability.

When comparing AllianceBernstein New Europe Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein New Europe Fund.


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6 o ALLIANCEBERNSTEIN NEW EUROPE FUND


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PERFORMANCE UPDATE


ALLIANCEBERNSTEIN NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31


AllianceBernstein New Europe Fund
MSCI Europe Index
SSB PMI Growth Europe Index


          AllianceBernstein New Europe Fund - Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                   AllianceBernstein        MSCI            SSB PMI
                       New Europe          Europe        Growth Europe
                          Fund              Index            Index
--------------------------------------------------------------------------------
      1/31/94            40.73%            36.16%            27.08%
      1/31/95            -1.81%            -3.07%            -3.36%
      1/31/96            21.38%            23.90%            28.70%
      1/31/97            18.10%            21.10%            20.20%
      1/31/98            22.10%            29.01%            31.84%
      1/31/99            22.71%            22.96%            25.82%
      1/31/00            17.73%             8.65%            11.51%
      1/31/01            -5.17%            -0.96%            -5.66%
      1/31/02           -24.93%           -23.87%           -28.74%
      1/31/03           -22.77%           -17.67%           -19.65%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged Salomon Smith Barney (SSB) PMI Growth Europe Index includes all developed countries in the European region of the Global SSB Broad Market Index and reflects each company's available market capitalization weighted by its growth probability. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein New Europe Fund.

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                                           ALLIANCEBERNSTEIN NEW EUROPE FUND o 7

PORTFOLIO SUMMARY
January 31, 2003 (unaudited)

INCEPTION DATES
Class A Shares
4/2/90
Class B Shares
3/5/91
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $144.9
Average Market Capitalization ($mil): $28,444


SECTOR BREAKDOWN
  22.4% Consumer Services
  22.0% Finance
  13.1% Health Care
  12.7% Consumer Staples
   8.4% Technology
   6.7% Utilities
   6.3% Energy
   4.9% Consumer Manufacturing
   2.9% Capital Goods
   0.6% Basic Industry


COUNTRY BREAKDOWN
  32.6% United Kingdom
  22.4% France
   8.3% Germany
   8.0% Switzerland
   7.7% Spain
   6.2% Ireland
   5.2% Italy
   4.1% Finland
   2.5% Netherlands
   3.0% Other


All data as of January 31, 2003. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in Austria, Sweden, Hungary and Russia.

--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN NEW EUROPE FUND


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INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2003

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year            -22.77%                   -26.04%
                    5 Years             -4.51%                    -5.34%
                   10 Years              6.74%                     6.28%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                      1 Year           -23.48%                   -26.54%
                     5 Years            -5.28%                    -5.28%
                    10 Years(a)          6.12%                     6.12%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                      1 Year           -23.43%                   -24.19%
                     5 Years            -5.24%                    -5.24%
            Since Inception*             4.99%                     4.99%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                 Class A           Class B           Class C
                                 Shares            Shares            Shares
--------------------------------------------------------------------------------
                     1 Year      -25.46%          -25.97%           -23.61%
                    5 Years       -3.57%           -3.51%            -3.48%
                   10 Years        6.97%            6.83%             5.66%*


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Since inception. Inception date of Class C shares is 5/3/93.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


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                                           ALLIANCEBERNSTEIN NEW EUROPE FUND o 9

TEN LARGEST HOLDINGS
January 31, 2003 (unaudited)


                                                                Percent of
Company                                  U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Vodafone Group Plc.                       $ 8,236,220                 5.7%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.           6,827,645                 4.7
--------------------------------------------------------------------------------
L'Oreal, SA                                 6,653,214                 4.6
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.         6,540,847                 4.5
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)    6,126,237                 4.2
--------------------------------------------------------------------------------
Nokia Oyj                                   5,976,771                 4.1
--------------------------------------------------------------------------------
ENI SpA                                     5,143,379                 3.5
--------------------------------------------------------------------------------
Swiss Re                                    4,916,092                 3.4
--------------------------------------------------------------------------------
Capita Group Plc.                           4,757,736                 3.3
--------------------------------------------------------------------------------
BNP Paribas, SA                             4,564,003                 3.2
--------------------------------------------------------------------------------
                                          $59,742,144                41.2%



MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2003 (unaudited)
                                                ================================
                                                           Shares*
                                                ================================
                                                                 Holdings
Purchases                  Country                  Bought        1/31/03
--------------------------------------------------------------------------------
Alcatel, SA, Series A      France                   92,040         92,040
--------------------------------------------------------------------------------
Allied Irish Bank Plc.     Ireland                 243,073        243,073
--------------------------------------------------------------------------------
Capita Group Plc.          United Kingdom          268,098      1,411,771
--------------------------------------------------------------------------------
Gas Natural SDG, SA        Spain                   130,572        130,572
--------------------------------------------------------------------------------
Heineken NV                Netherlands              64,828         64,828
--------------------------------------------------------------------------------
National Grid Transco Plc. United Kingdom          223,184        223,184
--------------------------------------------------------------------------------
Standard Chartered Plc.    United Kingdom          249,763        249,763
--------------------------------------------------------------------------------
Telecom Italia SpA         Italy                   166,028        328,154
--------------------------------------------------------------------------------
Telekom Austria AG         Austria                 255,936        255,936
--------------------------------------------------------------------------------
Tesco Plc.                 United Kingdom          192,424        863,858
--------------------------------------------------------------------------------

                                                                 Holdings
Sales                      Country                    Sold        1/31/03
--------------------------------------------------------------------------------
Alleanza Assicurazioni     Italy                   239,281             -0-
--------------------------------------------------------------------------------
Aviva Plc.                 United Kingdom          250,338        313,135
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya
  Argentaria, SA           Spain                   328,087        304,321
--------------------------------------------------------------------------------
BP Plc.                    United Kingdom          360,969             -0-
--------------------------------------------------------------------------------
British Sky Broadcasting
  Group Plc.               United Kingdom          152,334        671,527
--------------------------------------------------------------------------------
Compagnie Financiere
  Richemont AG             Switzerland             159,715             -0-
--------------------------------------------------------------------------------
CRH Plc.                   Ireland                 126,256        314,154
--------------------------------------------------------------------------------
Infineon Technologies AG   Germany                 287,867             -0-
--------------------------------------------------------------------------------
New Dixons Group Plc.      United Kingdom          942,482             -0-
--------------------------------------------------------------------------------
Vodafone Group Plc.        United Kingdom          904,067      4,596,415
--------------------------------------------------------------------------------


*Adjusted for stock splits.


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS
January 31, 2003 (unaudited)

Company                                           Shares            U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-100.9%
Austria-1.8%
Telekom Austria AG(a) ............................        255,936    $ 2,623,646
                                                                     -----------
Finland-4.1%
Nokia Oyj ........................................        425,685      5,976,771
                                                                     -----------
France-22.6%
Alcatel, SA, Series A ............................         92,040        665,897
Aventis, SA ......................................         22,776      1,155,914
BNP Paribas, SA ..................................        115,633      4,564,003
Essilor International, SA ........................         26,983        998,684
L'Oreal, SA ......................................         96,394      6,653,214
LVMH Moet Hennessy Louis Vuitton, SA .............         77,715      3,285,119
Sanofi-Synthelabo,SA .............................         76,395      3,989,498
Schneider Electric, SA ...........................         87,971      3,839,524
STMicroelectronics NV ............................         96,979      1,745,747
Thomson Multimedia(a) ............................         66,179      1,072,674
TotalFinaElf, SA, Series B .......................         30,645      4,131,614
Vivendi Environnement ............................         26,537        654,025
                                                                     -----------
                                                                      32,755,913
                                                                     -----------
Germany-8.2%
Altana AG ........................................         89,653      3,706,029
Bayerische Motoren Werke AG ......................         67,118      1,945,241
SAP AG ...........................................         42,392      3,940,690
Schering AG ......................................         57,775      2,319,434
                                                                     -----------
                                                                      11,911,394
                                                                     -----------
Hungary-0.3%
OTP Bank Rt ......................................         47,913        463,681
                                                                     -----------
Ireland-6.2%
Allied Irish Bank Plc ............................        243,073      3,339,775
Bank of Ireland ..................................        173,058      1,764,761
CRH Plc ..........................................        314,154      3,965,705
                                                                     -----------
                                                                       9,070,241
                                                                     -----------
Italy-5.3%
ENI SpA ..........................................        340,069      5,143,379
Telecom Italia SpA ...............................        328,154      2,483,347
                                                                     -----------
                                                                       7,626,726
                                                                     -----------
Netherlands-2.5%
DSM NV ...........................................         19,364        837,666
Heineken NV ......................................         64,828      2,334,671
ING Groep NV .....................................          4,768         72,318
VNU NV ...........................................         15,176        395,365
                                                                     -----------
                                                                       3,640,020
                                                                     -----------


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                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 11

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
Russia-0.2%
Mobile Telesystems ADR(a) ......................           8,000     $   292,400
                                                                     -----------
Spain-7.8%
Banco Bilbao Vizcaya Argentaria, SA ............         304,321       2,636,186
Gas Natural SDG, SA ............................         130,572       2,581,726
Industria de Diseno Textil, SA (Inditex) .......         257,313       6,126,237
                                                                     -----------
                                                                      11,344,149
                                                                     -----------
Sweden-1.0%
Hennes & Mauritz AB ............................          36,122         750,724
Sandvik AB .....................................          16,686         344,848
                                                                     -----------
                                                                       1,095,572
                                                                     -----------
Switzerland-8.0%
Adecco,SA ......................................           3,861         122,244
Alcon, Inc.(a) .................................          16,100         618,240
Credit Suisse Group ............................         139,737       2,998,889
Novartis AG ....................................          81,941       2,995,796
Swiss Re .......................................          81,346       4,916,092
                                                                     -----------
                                                                      11,651,261
                                                                     -----------
United Kingdom-32.9%
AstraZeneca Plc ................................          80,761       2,728,322
Aviva Plc ......................................         313,135       2,021,762
British Sky Broadcasting Group Plc.(a) .........         671,527       6,540,847
Capita Group Plc ...............................       1,411,771       4,757,736
National Grid Transco Plc ......................         223,184       1,459,337
Next Plc .......................................         198,002       2,473,804
Pearson Plc ....................................         348,782       3,116,275
Reckitt Benckiser Plc ..........................         231,500       4,015,001
Royal Bank of Scotland Group Plc ...............         310,176       6,827,645
Smith & Nephew Plc .............................         120,794         687,074
Standard Chartered Plc .........................         249,763       2,562,093
Tesco Plc ......................................         863,858       2,350,296
Vodafone Group Plc .............................       4,596,415       8,236,220
                                                                     -----------
                                                                      47,776,412
                                                                     -----------
Total Common Stocks
   (cost $151,998,368) .........................                     146,228,186
                                                                     -----------
PREFERRED STOCKS-0.2%
Germany-0.2%
Porsche AG
   (cost $233,366) .............................             562         223,811
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN NEW EUROPE FUND

                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-101.1%
   (cost $152,231,734)......................                    $   146,451,997
Other assets less liabilities-(1.1)%........                         (1,539,361)
                                                                ---------------
Net Assets-100%.............................                    $   144,912,636
                                                                ===============




--------------------------------------------------------------------------------


(a) Non-income producing security.
    Glossary:
    ADR - American Depositary Receipt.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 13

STATEMENT OF ASSETS & LIABILITIES
January 31, 2003 (unaudited)

Assets
Investments in securities, at value
  (cost $152,231,734) ...............................       $  146,451,997
Cash ................................................               40,340
Foreign cash, at value (cost $236,640)...............              233,930
Receivable for investment securities sold............            8,005,536
Receivable for capital stock sold....................            1,762,703
Dividends and interest receivable....................              357,230
                                                             -------------
Total assets.........................................          156,851,736
                                                             -------------
Liabilities
Payable for capital stock redeemed...................            9,758,238
Payable for investment securities purchased..........            1,502,143
Advisory fee payable.................................              147,775
Distribution fee payable.............................               93,221
Accrued expenses.....................................              437,723
                                                             -------------
Total liabilities....................................           11,939,100
                                                             -------------
Net Assets...........................................        $ 144,912,636
                                                             =============
Composition of Net Assets
Capital stock, at par................................        $     143,982
Additional paid-in capital...........................          256,742,921
Accumulated net investment loss......................           (1,671,396)
Accumulated net realized loss on investment
  and foreign currency transactions..................         (104,562,651)
Net unrealized depreciation of investments and
  foreign currency denominated assets and
  liabilities........................................           (5,740,220)
                                                              ------------
                                                              $144,912,636
                                                              ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($66,014,764/6,199,249 shares of capital stock
  issued and outstanding)............................               $10.65
Sales charge--4.25% of public offering price.........                  .47
                                                                    ------
Maximum offering price...............................               $11.12
                                                                    ======
Class B Shares
Net asset value and offering price per share
  ($57,695,372/6,023,149 shares of capital stock
  issued and outstanding)............................               $ 9.58
                                                                    ======
Class C Shares
Net asset value and offering price per share
  ($18,309,633/1,905,873 shares of capital stock
  issued and outstanding)............................               $ 9.61
                                                                    ======
Advisor Class Shares
  Net asset value, redemption and offering price per
  share ($2,892,867/269,904 shares of capital stock
  issued and outstanding)..............................             $10.72
                                                                    ======


See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN NEW EUROPE FUND

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2003 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $51,909)........................... $       724,747
Interest................................           8,720    $      733,467
                                         ---------------
Expenses
Advisory fee............................         870,984
Distribution fee--Class A...............         113,175
Distribution fee--Class B...............         331,228
Distribution fee--Class C...............         111,391
Transfer agency.........................         582,481
Custodian...............................         116,172
Printing................................          86,350
Administrative..........................          67,500
Audit and legal.........................          54,283
Registration............................          38,972
Directors' fees.........................          20,860
Miscellaneous...........................          11,467
                                         ---------------
Total expenses..........................                         2,404,863
                                                           ---------------
Net investment loss.....................                        (1,671,396)
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions..............                       (23,795,537)
   Foreign currency transactions........                            89,393
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                         8,456,323
   Foreign currency denominated
     assets and liabilities.............                            27,169
                                                            --------------
Net loss on investment and foreign
   currency transactions................                       (15,222,652)
                                                            --------------
Net Decrease in Net Assets
   from Operations......................                    $  (16,894,048)
                                                            ==============


See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 15

STATEMENT OF CHANGES
IN NET ASSETS



                                            Six Months
                                               Ended
                                            January 31,      Year Ended
                                               2003           July 31,
                                            (unaudited)         2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $    (1,671,396)  $    (2,497,186)
Net realized loss on investment and
  foreign currency transactions.........     (23,706,144)      (32,994,312)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities....       8,483,492        (8,942,887)
                                         ---------------   ---------------
Net decrease in net assets from
  operations............................     (16,894,048)      (44,434,385)
Capital Stock Transactions
Net decrease............................     (22,926,147)      (64,806,214)
                                         ---------------   ---------------
Total decrease..........................     (39,820,195)     (109,240,599)
Net Assets
Beginning of period.....................     184,732,831       293,973,430
                                         ---------------   ---------------
End of period........................... $   144,912,636   $   184,732,831
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN NEW EUROPE FUND

NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein New Europe Fund, Inc. (the "Fund"), (formerly Alliance New Europe Fund, Inc.), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 17
obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the cap-


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN NEW EUROPE FUND
ital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $67,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $410,692 for the six months ended January 31, 2003.

For the six months ended January 31, 2003, the Fund's expenses were reduced by $789 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,627 from the sale of Class A shares and $27,654, $64,942 and $7,461in contingent deferred sales charges imposed upon redemptions by share-holders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2003.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2003, amounted to $2,990, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,497,757 and


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 19

$1,168,671 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $46,842,602 and $67,385,847, respectively, for the six months ended January 31, 2003. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2003.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,652,919 and gross unrealized depreciation of investments was $15,432,656, resulting in net unrealized depreciation of $5,779,737 (excluding foreign currency transactions).

Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN NEW EUROPE FUND

At January 31, 2003, the Fund had no forward exchange currency contracts outstanding.

NOTE E
Distributions To Shareholders
The tax character of distributions to be paid for the year ending July 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

                                                 2002           2001
                                             -------------  ------------
Distributions paid from:
  Ordinary income.........................   $          -0- $ 12,658,660
  Net long-term capital gains.............              -0-   21,398,244
                                             -------------  ------------
Total taxable distributions...............              -0-   34,056,904
                                             -------------  ------------
Total distributions paid..................   $          -0- $ 34,056,904
                                             =============  ============


As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses.................      $   (76,300,428)(a)
Unrealized appreciation/(depreciation)...............          (18,779,791)(b)
                                                           ---------------
Total accumulated earnings/(deficit).................      $   (95,080,219)
                                                           ===============

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $57,586,832 of which $334,573 expires in the year 2009 and $57,252,259 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $18,713,596.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 21

NOTE F
Capital Stock
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                  ---------------------------    -------------------------
                               Shares                       Amount
                  ---------------------------    -------------------------
                    Six Months                    Six Months
                         Ended                         Ended
                   January 31,     Year Ended    January 31,    Year Ended
                          2003       July 31,           2003      July 31,
                   (unaudited)           2002    (unaudited)          2002
---------------------------------------------------------------------------
Class A
Shares sold         11,235,410     18,154,950  $ 123,649,029  $249,477,993
---------------------------------------------------------------------------
Shares converted
  from Class B         121,773        358,286      1,331,180     4,869,174
---------------------------------------------------------------------------
Shares redeemed    (12,016,634)   (20,229,121)  (133,034,829) (281,338,547)
---------------------------------------------------------------------------
Net decrease          (659,451)    (1,715,885) $  (8,054,620) $(26,991,380)
===========================================================================

Class B
Shares sold            887,139      1,053,113  $   8,797,084  $ 12,986,168
---------------------------------------------------------------------------
Shares converted to
  Class A             (130,278)      (391,871)    (1,331,180)   (4,869,174)
---------------------------------------------------------------------------
Shares redeemed     (1,644,150)    (2,878,080)   (16,386,565)  (35,400,221)
---------------------------------------------------------------------------
Net decrease          (887,289)    (2,216,838) $  (8,920,661) $(27,283,227)
===========================================================================

Class C
Shares sold          4,795,517      3,201,984  $  47,434,247  $ 38,385,186
---------------------------------------------------------------------------
Shares redeemed     (5,211,838)    (3,966,038)   (52,085,801)  (48,510,690)
---------------------------------------------------------------------------
Net decrease          (416,321)      (764,054) $  (4,651,554) $(10,125,504)
===========================================================================

Advisor Class
Shares sold            466,181        424,784  $   5,158,172  $  5,513,747
---------------------------------------------------------------------------
Shares redeemed       (583,270)      (428,130)    (6,457,484)   (5,919,850)
---------------------------------------------------------------------------
Net decrease          (117,089)        (3,346) $  (1,299,312) $   (406,103)
===========================================================================


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN NEW EUROPE FUND

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2003.

NOTE H
Concentration of Risk
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 33% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 23

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class A
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002      2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $11.84      $14.62    $21.11   $18.57    $21.85    $18.61
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) ...        (.09)       (.08)     (.04)    (.10)      .07       .05
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................       (1.10)      (2.70)    (4.82)    3.55      (.79)     5.28
                                      ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................       (1.19)      (2.78)    (4.86)    3.45      (.72)     5.33
                                      ---------------------------------------------------------------
Less: Distributions
Distributions in excess of net
  investment income................          -0-         -0-       -0-      -0-       -0-     (.04)
Distributions from net realized
  gain on investment and
  foreign currency
  transactions.....................          -0-         -0-    (1.50)    (.91)    (2.56)    (2.05)
Distributions in excess
  of net realized gain on
  investment and foreign
  currency transactions............          -0-         -0-     (.13)      -0-       -0-       -0-
                                      ---------------------------------------------------------------
Total distributions................          -0-         -0-    (1.63)    (.91)    (2.56)    (2.09)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $10.65      $11.84    $14.62   $21.11    $18.57    $21.85
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(b)............      (10.05)%    (19.02)%  (24.45)%  18.89%    (2.87)%   32.21%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................     $66,015     $81,213  $125,402 $170,815  $125,729  $130,777
Ratio to average net assets of:
  Expenses.........................        2.47%(c)    2.10%     1.79%   1.65%(d)   1.80%(d)  1.85%(d)
  Net investment income (loss) ....       (1.59)%(c)   (.60)%    (.23)%   (.46)%     .39%      .25%
Portfolio turnover rate............          29%         63%       84%     103%       89%       99%


See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN NEW EUROPE FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class B
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002      2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $10.71      $13.33    $19.56   $17.39    $20.76    $17.87
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a).............        (.12)       (.18)     (.16)    (.23)     (.06)     (.08)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................       (1.01)      (2.44)    (4.44)    3.31      (.75)     5.02
                                      ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................       (1.13)      (2.62)    (4.60)    3.08      (.81)     4.94
                                      ---------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investment and
  foreign currency
  transactions.....................          -0-         -0-    (1.50)    (.91)    (2.56)    (2.05)
Distributions in excess
  of net realized gain on
  investment and foreign
  currency transactions............          -0-         -0-     (.13)      -0-       -0-       -0-
                                      ---------------------------------------------------------------
Total distributions..... ..........          -0-         -0-    (1.63)    (.91)    (2.56)    (2.05)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $ 9.58      $10.71    $13.33   $19.56    $17.39    $20.76
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(b)............      (10.55)%   (19.66)%   (25.10)%  18.01%    (3.52)%   31.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................     $57,695     $73,986  $121,639 $181,285  $144,570  $137,425
Ratio to average net assets of:
  Expenses.........................        3.27%(c)    2.88%     2.54%    2.38%(d)  2.50%(d)  2.56%(d)
  Net investment loss..............       (2.39)%(c)  (1.41)%    (.98)%  (1.18)%    (.34)%    (.40)%
Portfolio turnover rate............          29%         63%       84%     103%       89%       99%


See footnote summary on page 28.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Class C
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002      2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............        $10.73      $13.35    $19.58   $17.41    $20.77    $17.89
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a).............        (.12)       (.17)     (.15)    (.23)     (.05)     (.08)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................       (1.00)      (2.45)    (4.45)    3.31      (.75)     5.01
                                      ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................       (1.12)      (2.62)    (4.60)    3.08      (.80)     4.93
                                      ---------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investment and
  foreign currency
  transactions ....................          -0-         -0-    (1.50)    (.91)    (2.56)    (2.05)
Distributions in excess
  of net realized gain on
  investment and foreign
  currency transactions............          -0-         -0-     (.13)      -0-       -0-       -0-
                                      ---------------------------------------------------------------
Total distributions................          -0-         -0-    (1.63)    (.91)    (2.56)    (2.05)
                                      ---------------------------------------------------------------
Net asset value, end of period ....      $ 9.61      $10.73    $13.35  $19.58     $17.41    $20.77
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(b)............      (10.44)%    (19.63)%  (25.07)%  17.99%    (3.46)%   31.13%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................     $18,310     $24,924   $41,203  $60,984   $45,845   $39,618
Ratio to average net assets of:
  Expenses.........................        3.19%(c)    2.84%     2.51%    2.36%(d)  2.50%(d)  2.56%(d)
  Net investment loss..............       (2.32)%(c)  (1.36)%    (.95)%  (1.18)%    (.28)%    (.41)%
Portfolio turnover rate............          29%         63%       84%     103%       89%       99%


See footnote summary on page 28.


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26 o ALLIANCEBERNSTEIN NEW EUROPE FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ==============================================================
                                                                   Advisor Class
                                       ==============================================================
                                       Six Months
                                            Ended
                                      January 31,               Year Ended July 31,
                                             2003     -----------------------------------------------
                                      (unaudited)     2002      2001     2000      1999      1998
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period..............      $11.91      $14.68    $21.18   $18.58    $21.79    $18.57
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) ...        (.07)       (.05)       -0-    (.01)      .13       .08
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................       (1.12)      (2.72)    (4.87)    3.52      (.78)     5.28
                                      ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................       (1.19)      (2.77)    (4.87)    3.51      (.65)     5.36
                                      ---------------------------------------------------------------
Less: Distributions
Distributions in excess of net
  investment income................          -0-         -0-       -0-      -0-       -0-     (.09)
Distributions from net realized
  gain on investment and
  foreign currency
  transactions.....................          -0-         -0-    (1.50)    (.91)    (2.56)    (2.05)
Distributions in excess
  of net realized gain on
  investment and foreign
  currency transactions............          -0-         -0-     (.13)      -0-       -0-       -0-
                                      ---------------------------------------------------------------
Total distributions................          -0-         -0-    (1.63)    (.91)    (2.56)    (2.14)
                                      ---------------------------------------------------------------
Net asset value, end of period           $10.72      $11.91    $14.68   $21.18    $18.58    $21.79
                                      ===============================================================
Total Return
Total investment return based
  on net asset value(b)............       (9.99)%    (18.87)%  (24.42)%   19.21%  (2.54)%    32.55%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................        $2,893      $4,610    $5,729   $9,196    $4,778    $3,143
Ratio to average net assets of:
  Expenses.........................        2.16%(c)    1.80%     1.48%    1.34%(d)  1.51%(d)  1.56%(d)
  Net investment income (loss) ....       (1.28)%(c)   (.36)%     .02%    (.06)%     .68%      .39%
Portfolio turnover rate............          29%         63%       84%     103%       89%       99%


See footnote summary on page 28.


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                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 27

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                        Year Ended July 31,
--------------------------------------------------------------------------------
                                       2000    1999    1998
--------------------------------------------------------------------------------
    Class A.......................    1.64%   1.78%   1.84%
    Class B.......................    2.36%   2.49%   2.54%
    Class C.......................    2.35%   2.49%   2.54%
    Advisor Class.................    1.33%   1.50%   1.54%





--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN NEW EUROPE FUND

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity
Another term for stock.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation
The process of determining the value of an asset or company.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 29

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.



All information on Alliance Capital is as of 12/31/02.

--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN NEW EUROPE FUND

ALLIANCEBERNSTEIN AT YOUR SERVICE



At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange
   You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.

o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o  AllianceBernstein Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The AllianceBernstein Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN NEW EUROPE FUND o 31

BOARD OF DIRECTORS



John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Alan J. Stoga(1)


OFFICERS

Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller


Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter
AllianceBernstein
Investment Research
and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672


(1) Member of the Audit Committee.

--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN NEW EUROPE FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS


U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN NEW EUROPE FUND o 33

AllianceBernstein New Europe Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURSR0103